Exhibit 21


                Principal Subsidiaries of Global Payment Technologies, Inc.


                                               Jurisdiction               Percentage Ownership
Name of Subsidiary                             Incorporation                    by the
                                                                              Registrant



Global Payment Technologies (Europe) Limited    United Kingdom                   100%

Evolve Corporation PLC                          United Kingdom                   12.5%

Abacus Financial Management Systems Ltd., USA   United States                    80%

Global Payment Technologies, Inc.               Russia                           100%


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

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
Global Payment Technologies, Inc.


We consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-114529) and the Registration Statements on Form S-8 (No. 333-112934 and No. 333-30829) of Global Payment Technologies, Inc. of our report dated January 22, 2008, with respect to the consolidated financial statements and related schedule of Global Payment Technologies, Inc. and subsidiaries included in this Annual Report on Form 10-K for the year ended September 30, 2007.




/s/ Eisner LLP
New York, New York
January 22, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-114529) and the Registration Statements on Form S-8 (No. 333-112934 and No. 333-30829) of Global Payment Technologies, Inc. of our report dated January 11, 2007, with respect to the financial statements of Global Payment Technologies Pty Ltd included in this Annual Report on Form 10-K for the year ended September 30, 2007.


/s/ Pitcher Partners


Sydney, Australia
January 17, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-114529) and the Registration Statements on Form S-8 (No. 333-112934 and No. 333-30829) of Global Payment Technologies, Inc. of our report dated January 11, 2007, with respect to the consolidated financial statements of eCash Holdings Pty Limited and subsidiaries included in this Annual Report on Form 10-K for the year ended September 30, 2007.


/s/ Pitcher Partners


Sydney, Australia
January 17, 2008